UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Educational Development Corporation

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Notice of Annual Meeting

and Proxy Statement

Annual Meeting of Shareholders

Wednesday, July 6, 2022

EDUCATIONAL DEVELOPMENT CORPORATION

5402 S 122nd E Ave

Tulsa, Oklahoma 74146

June 15, 2022

To The Shareholders of Educational Development Corporation:

You are cordially invited to attend the 2022 annual meeting of shareholders of Educational Development Corporation on Wednesday, July 6, 2022. The meeting will be held at our Corporate Offices, 5402 S 122nd E Ave, Tulsa, Oklahoma, commencing at 10:00 a.m., Central Standard Time.

The notice of the annual meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the annual meeting. During the annual meeting we will provide a report on our operations, followed by a time for questions and answers.

Whether or not you plan to attend the annual meeting, we encourage you to sign and return the enclosed proxy card as promptly as possible in the enclosed postage paid envelope so that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is important.

Thank you for your continued interest and support.

Sincerely,

Craig M. White
President and Chief Executive Officer

Enclosures

EDUCATIONAL DEVELOPMENT CORPORATION

5402 S 122nd E Ave

Tulsa, Oklahoma 74146

(918) 622-4522

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:		10:00 a.m. CST on July 6, 2022

PLACE:		Educational Development Corporation Corporate Offices, Executive Conference Room 5402 S 122nd E Ave Tulsa, Oklahoma

ITEMS OF BUSINESS:	(1)	To elect two Class III directors.
	(2)	To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2023.
	(3)	An advisory vote regarding the Company’s executive compensation program.
	(4)	An advisory vote regarding the frequency of voting on the Company’s executive compensation program.
	(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHO CAN VOTE:		You are entitled to vote if you were a shareholder of record at the close of business on the record date, June 3, 2022.

VOTING BY PROXY:

Please submit a proxy as soon as possible so that your shares of our common stock can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the enclosed proxy card.

2022 ANNUAL REPORT:		A copy of our fiscal year 2022 Annual Report is enclosed.

DATE OF MAILING:		This notice, the attached Proxy Statement, the accompanying proxy card and our 2022 Annual Report are first being mailed to shareholders on or about June 15, 2022.

By Order of the Board of Directors

Craig M. White,

President and Chief Executive Officer

Tulsa, Oklahoma

June 15, 2022

QUESTIONS AND ANSWERS

WHO MAY ATTEND THE ANNUAL MEETING?

All shareholders who held shares of our common stock on June 3, 2022 may attend. If your stock is held in the name of a broker, bank, or other holder of record, often referred to as “in street name,” bring a copy of your brokerage account statement or a proxy card which you can get from your broker, bank, or other holder of record of your stock.

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Craig M. White and Dan O’Keefe have been designated by the Company as proxies for the 2022 annual meeting of shareholders.

WHO CAN VOTE AT THE MEETING?

The record date for the 2022 annual meeting of shareholders is June 3, 2022. The record date was established by our Board of Directors. Shareholders of record at the close of business on the record date are entitled to:

(a) receive notice of the meeting; and

(b) vote at the meeting and any adjournments or postponements of the meeting.

On the record date, 8,700,018 shares of our common stock were outstanding. Each shareholder is entitled to one vote for each share of common stock held on the record date, except that cumulative voting is authorized with respect to the election of directors, as further described under “Voting Securities,” in this Proxy Statement.

HOW DO I VOTE?

You may vote in person at the meeting or you may appoint a proxy, by mail, to vote your shares. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the proposals to be voted on at the meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a) By Written Proxy: Shareholders of record can vote by marking, signing, and returning the enclosed proxy card in a timely manner. Street name or beneficial holders must follow the directions provided by their broker, bank, or other nominee in order to direct such broker, bank, or nominee how to vote.

(b) In Person: All shareholders may vote in person at the meeting. Street names or beneficial holders must obtain a legal proxy from their broker, bank, or nominee prior to the meeting in order to vote in person.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of our outstanding shares of common stock, as of the record date, must be present in order to hold the annual meeting and conduct business. This is called a quorum. Shares of our common stock are counted as present at the annual meeting if the holder of such shares:

(a) is present and votes in person at the annual meeting; or

(b) has properly submitted a proxy card.

HOW ARE ABSTENTIONS COUNTED?

Abstentions are counted as present for the purpose of determining the presence of a quorum. Abstentions do not count as votes cast and have no effect on the election of directors or any proposals requiring the majority vote of the shareholders. However, for the ratification of HoganTaylor LLP as our independent auditor, abstentions have the same effect as votes against the proposal.

HOW DO I REVOKE MY PROXY?

You have the right to revoke your proxy at any time before the meeting by:

(a) notifying our corporate secretary in writing;

(b) returning a later-dated proxy card; or

(c) voting in person.

WILL MY STOCK BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your stock may be voted if it is held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The NASDAQ Stock Market, Inc., or NASDAQ, to vote stock for which their customers do not provide voting instructions on certain “routine” matters. We believe that the ratification of our independent registered public accounting firm is a routine matter for which brokerage firms may vote stock that is held in the name of brokerage firms but do not have voting instructions from you.

WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of independent registered public accounting firm, FOR the approval of the advisory vote for the compensation of the Company’s Named Executive Officers and 2 YEARS as the frequency with which the advisory vote on the Executive Compensation Program should be held.

WHAT HAPPENS IF I DON’T VOTE?

If you do not return your proxy, or vote in person or through a firm, your non-vote will have no effect on the outcome.

WILL ADDITIONAL PROPOSALS BE PRESENTED, OTHER THAN THOSE INCLUDED IN THIS PROXY STATEMENT?

We know of no matters to be presented at the annual meeting other than those included in this notice. By signing the proxy card you are also giving authority to the persons named on the proxy card to take action on additional matters that may properly come before the annual meeting. Should any other matter requiring a vote of shareholders arise, the persons named in the accompanying proxy card will vote according to their best judgment.

HOW MANY VOTES ARE NEEDED TO APPROVE OUR PROPOSALS?

The affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote is required for the election of a director. However, other matters that may properly come before the annual meeting may require a majority or more than a majority vote under our by-laws, the laws of the state of Delaware, our Amended and Restated Certificate of Incorporation, or other applicable laws.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card and proxy statement. Please sign and return all proxy cards to ensure that all your shares of common stock are voted. We encourage you to have all accounts registered in the same name and address whenever possible.

WHAT IF ONLY ONE COPY OF THESE PROXY MATERIALS WAS DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS?

In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the accompanying 2022 Annual Report to a shareholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a shareholder may submit a written request to Corporate Secretary, Educational Development Corporation, 5402 S 122nd E Ave, Tulsa, OK 74146 or an oral request by telephone at (918) 622-4522. Additionally, any shareholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the 2022 Annual Report, and who would rather receive a single copy of such materials, may instruct us accordingly by directing their request to us in the manner provided above.

WHO BEARS THE COST OF THIS SOLICITATION?

This accompanying proxy is being solicited by and on behalf of our Board of Directors. We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Furthermore, we may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. In addition to sending you these materials, some of our directors, officers and employees may contact you personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services but out-of-pocket expenses may be reimbursed.

WHAT IS THE DIFFERENCE BETWEEN HOLDING STOCK AS A “SHAREHOLDER OF RECORD” AND HOLDING STOCK AS “BENEFICIAL OWNER” (OR “IN STREET NAME”)?

Most shareholders are considered the “beneficial owners” of their stock, that is, they hold their stock through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between stock held of record and stock owned beneficially or in “street name.”

(a) Shareholder of Record: If your stock is registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to that stock and proxy materials are sent directly to you by us. As our shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. We have enclosed a proxy card for your vote.

(b) Beneficial Owner: If your stock is held in a stock brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or nominee (who is considered the shareholder of record with respect to those shares). As the beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote if you follow the instructions you receive from your broker, bank, or nominee. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting, unless you request, complete, and deliver the proper documentation provided by your broker, bank or nominee and bring it with you to the meeting.

VOTING SECURITIES

Our $0.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares of our common stock which may be voted at the meeting or any adjournment thereof is 8,700,018 shares, which was the number of shares outstanding as of June 3, 2022, the record date. Each shareholder is entitled to one vote for each share of our common stock held, except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share of our common stock will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal One:

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall consist of three to fifteen directors, the exact number of which is determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each consisting of as close to one-third of the total directors as possible. Each class of directors serves a three-year term expiring at the annual meeting of shareholders in the year listed in the table below:

Class III (2022)	Class I (2023)	Class II (2024)
John A. Clerico	Joshua J. Peters	Craig M. White
Randall W. White		Dr. Kara Gae Neal

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated John A. Clerico and Randall W. White for election as Class III directors, to serve a three-year term to expire at the annual meeting of shareholders in 2025, or until successors are duly elected and qualified. John A. Clerico and Randall W. White are currently serving as directors and have consented to serve for a new term.

Directors in Class I and Class II are not being re-elected this year and will continue in office for the remainder of their terms, as described above, unless such directors resign or their service as directors otherwise ceases in accordance with our Amended and Restated Certificate of Incorporation and By-laws.

The person named in the accompanying proxy card intends to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy. Although the Board of Directors has no reason to believe that the nominees will be unable to serve as a director, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors, unless contrary instructions are given on the proxy.

The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required for the election of the directors. Proxies for which authority to vote for the nominee is withheld and broker non-votes will be tabulated to compute the number of shares of our common stock present for purposes of determining the presence of a quorum for the meeting. They will have no effect on the outcome of the election of the directors.

Your Board of Directors recommends you vote “FOR” the nominees.

Listed below is certain information with respect to the nominees for election as director and each continuing director.

NOMINEES

Name and Business Experience	Age	Class	Director Since

John A. Clerico	80	III	2004

Co-founder and Chairman of ChartMark Investments, Inc., an investment management firm, since 2000. Executive Vice President and Chief Financial Officer of Praxair, Inc., an industrial gas company, from 1992 to 2000.

Randall W. White	80	III	1984

Executive Chairman of the Board of EDC since 2021. Previously, President, Chief Executive Officer and Chairman of the Board of EDC from 1986 to 2021 and Treasurer of EDC since 1984. From 1980 until joining EDC in 1983, Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

CONTINUING DIRECTORS

Name and Business Experience	Age	Class	Director Since

Joshua J. Peters	45	I	2020

Chief Investment Officer and Principal of Zenith Sterling Advisers, LLC since 2018. Vice President – Director Equity Research at Oppenheimer Funds, serving as lead portfolio manager from 2016 to 2018. Director of Equity – Income Strategy at Morningstar, serving as editor and portfolio manager from 2004 to 2016.

Craig M. White	53	II	2021

President and Chief Executive Officer of EDC since 2021. Previously, Chief Operating Officer of EDC from 2018 to 2021 and Vice President – Information Technology of EDC from 1994 to 2018.

Dr. Kara Gae Neal	84	II	2011

Current Curriculum Director, School of Urban Education, The University of Tulsa since 2012. Former Superintendent and CEO of Tulsa Technology Center, Tulsa, Oklahoma from 2008 to 2012.

BOARD OF DIRECTORS

BOARD RESPONSIBILITIES

Our Board of Directors, which is elected by our shareholders, is responsible for directing and overseeing the business and affairs of the Company. In carrying out its responsibilities, the Board of Directors selects and monitors the top management of the Company, provides oversight of our financial reporting processes and determines and implements our governance policies.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors is currently led by Randall W. White, who is the Executive Chairman of the Board. The Board has chosen John A. Clerico to serve as a lead independent director.

The Board currently believes that Mr. Randall W. White is the most qualified and appropriate individual to lead our Board as its Chairman. In making this determination, the Board has considered, among other factors, Mr. White’s previous role as Chief Executive Officer of the Company from 1986 to 2021, his leadership skills, his extensive knowledge and experience regarding our operations and the markets in which we compete, as well as his ability to promote communication, to synchronize strategic objectives and activities between our Board and management, and to provide consistent leadership to both our Board and our Company as a whole. The Board also believes our current leadership structure ensures significant independent oversight of management, as our Board has an ongoing practice of holding executive sessions, without management present, as part of each regularly scheduled in-person Board meeting. Mr. Randall W. White and Mr. Craig M. White are father and son, respectively. Both are members of the Board and also employees of our Company who do not meet the independence criteria set forth in our director independence guidelines and the independence criteria established by the NASDAQ.

CORPORATE GOVERNANCE

The primary goal of our Board is to maximize shareholder value over the long term. Our Board of Directors and management are committed to good corporate governance to ensure that the Company is managed for the long-term benefit of our shareholders. During the past year, our Board of Directors and management performed a review of our corporate governance policies and practices. Our corporate governance policies and practices are in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and NASDAQ.

We have in place a variety of policies and practices to promote good corporate governance. Consistent with our Corporate Governance Guidelines, the majority of our Board of Directors are independent in accordance with the rules of NASDAQ and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee also meet the NASDAQ guidelines for independence. The Compensation Committee, which evaluates our CEO’s performance in light of corporate goals and objectives, approves the compensation of the CEO.

The Nominating and Corporate Governance Committee of our Board of Directors is responsible for reviewing the Corporate Governance Guidelines periodically and reporting and making recommendations to the Board concerning corporate governance matters. Among the matters addressed by the Corporate Governance Guidelines are:

♦ Director Independence - Independent directors shall constitute at least a majority of our Board of Directors.

♦ Monitoring Board Effectiveness - The Corporate Governance Guidelines require that the Board, led by the Nominating and Corporate Governance Committee, conduct an annual self-evaluation of the functioning of the Board and the Board Committees.

♦ Executive Sessions of Independent Directors - The non-employee directors have the opportunity to regularly meet without management present.

♦ Board Access to Independent Advisors - Our Board of Directors as a whole, and each of its Committees separately, have authority to retain such independent consultants, counselors or advisors to the Board or its Committees as each shall deem necessary or appropriate.

♦ Board Committees - All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are required to be independent in accordance with NASDAQ Rules.

Copies of our Director Independence Standards, Code of Conduct and Ethics and Audit, Compensation and Nominating and Corporate Governance Committee charters can be found on our website at http://www.edcpub.com.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held four meetings during fiscal year 2022. Directors can attend the meeting in person or via teleconference and the attendance of a majority of independent directors is required to have a quorum. The sufficient number of independent directors attended each meeting to establish a quorum at the Board meeting and the Board Committees on which they served in fiscal year 2022. Under our Corporate Governance Guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Company. Although we have no formal policy, directors are expected to make every effort to attend the annual meeting of shareholders. Last year, all three of our independent directors attended our annual meeting.

CODE OF BUSINESS CONDUCT AND ETHICS

We have a Code of Conduct and Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. During fiscal year 2022, no waivers were granted to any provision of the Code of Conduct and Ethics. A copy of our Code of Conduct and Ethics is available on our website at http://www.edcpub.com.

INDEPENDENCE OF DIRECTORS

The Board of Directors has determined that each of John A. Clerico, Dr. Kara Gae Neal, and Joshua J. Peters is “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards. A copy of our Director Independence Standards is available on our website at http://www.edcpub.com.

BOARD DIVERSITY MATRIX (AS OF JUNE 15, 2022)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Board Size:
Total Number of Directors	5
	Female	Male
Gender Identity
Directors	1	4
Demographic Background
White	1	4

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with our directors, individually or as a group, by writing to Board of Directors, Educational Development Corporation, 5402 S 122nd E Ave, Tulsa, Oklahoma 74146. All such communications will be forwarded to the relevant director(s), except for solicitations or other matters not related to the Company.

NOMINATION PROCESS

The members of the Nominating and Corporate Governance Committee (the “Nominating Committee”), other than incumbent director nominees, discuss the qualifications of the director nominees and the needs of the Company. The Nominating Committee will consider nominees recommended by our directors, officers and shareholders. In evaluating director candidates, the Nominating Committee considers factors that are in the best interests of the Company and its shareholders, including, but not limited to, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Nominating Committee desires to have represented on the Board of Directors, including familiarity with and experience in our specific industry; the NASDAQ’s requirements for directors, including any applicable independence standards and other qualifications and experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company and, where applicable, prior service as a director of the Company. There are, however, no stated minimum criteria for director nominees. The Nominating Committee recommends candidates to the Board of Directors for election at the annual meeting of shareholders.

SHAREHOLDER NOMINATIONS FOR DIRECTORS

The Nominating Committee of the Board of Directors will consider candidates for director nominees that are recommended by shareholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Nominating Committee of the Board of Directors in care of the Corporate Secretary, Educational Development Corporation, 5402 S 122nd E Ave, Tulsa, Oklahoma 74146 and accompany it with the following information:

♦ Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

♦ The name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder(s).

The written recommendation should be submitted at least nine months prior to the next regularly scheduled annual meeting of shareholders in order to provide the Nominating Committee sufficient time to review the candidate and his or her qualifications and to make their recommendation to the Board of Directors.

FISCAL YEAR 2022 COMPENSATION OF DIRECTORS

Name	Fees earned or paid in cash($)	Stock awards($)	Option awards($)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation($)	Total($)
Ronald T. McDaniel (1)	400	-	-	-	-	-	400
Dr. Kara Gae Neal	1,600	-	-	-	-	-	1,600
John A. Clerico	1,600	-	-	-	-	-	1,600
Joshua J. Peters	1,600	-	-	-	-	-	1,600
Randall W. White	-	-	-	-	-	-	-
Craig M. White (1)	-	-	-	-	-	-	-

(1)

Ronald T. McDaniel resigned from the Board of Directors effective June 30, 2021. This position was filled by President and Chief Executive Officer, Craig M. White, who was appointed and unanimously approved to the Company’s Board of Directors on July 13, 2021.

As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $400 for each directors’ meeting attended in person or telephonically. Each director who is not also an officer of the Company and who is a member of and attends a meeting of a Committee of the Board of Directors, held separate from the Board of Directors meetings, is paid $150 for such attendance.

From time to time the Board of Directors have received options and stock grants as part of their overall compensation. However, we do not have any formal policies or procedures relating to granting options or stock to the members of our Board of Directors as a part of compensating such members for their service. We did not grant any awards to the Board of Directors in fiscal year 2022.

COMMITTEES OF BOARD OF DIRECTORS

The Executive Committee is responsible for assisting management in establishing long-term plans, budgets and marketing and development plans. The Executive Committee currently consists of Mr. John A. Clerico and Mr. Randall W. White. No separate meetings of this Committee were held during the fiscal year ended February 28, 2022. All Executive Committee actions were taken by the Board of Directors as a whole during the regular Board of Directors meetings.

The Compensation Committee is currently composed of independent directors (as defined by NASDAQ) and is responsible for determining the compensation of our executive officers and administering our equity compensation plans. A written charter governs its activities. The Compensation Committee consists of Mr. Clerico, Mr. Peters and Dr. Neal. The Compensation Committee held two meetings during the fiscal year ended February 28, 2022 (see Compensation Committee Report elsewhere in this Proxy Statement).

The Audit Committee is currently composed of independent directors (as defined by NASDAQ). The Audit Committee consists of Mr. Clerico, Mr. Peters and Dr. Neal. Mr. Clerico serves as the Audit Committee’s financial expert and chairman of the Committee and qualifies as independent under the NASDAQ listing standards. A written charter governs their activities. The Audit Committee is responsible for the compensation, appointment and oversight of the independent registered public accountants and reviews our financial statements and any audit reports from the independent registered public accountants. Annually, the Audit Committee considers the qualifications of the independent registered public accountants of the Company, as well as the impact of changing public accountants when assessing whether to retain the current public accountants and makes recommendations to the Board on the engagement of the independent registered public accountants. The Audit Committee held four meetings during the fiscal year ended February 28, 2022. At each of these meetings, the Audit Committee met with the independent registered public accountants (see Report of the Audit Committee elsewhere in this Proxy Statement) for the purpose of reviewing our quarterly and annual results.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, reviewing candidates recommended by our shareholders, recommending to the Board the director nominees for the annual meeting of shareholders, developing and recommending to the Board a set of corporate governance principles and playing a general leadership role in our corporate governance. One meeting of this Committee was held during the fiscal year ended February 28, 2022. The Nominating and Corporate Governance Committee is currently comprised of Mr. Clerico, Mr. Peters and Dr. Neal, each of whom qualifies as “independent” under the rules of NASDAQ, with Mr. Clerico serving as chairman. Their activities are governed by a written charter.

The Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee charters can each be found on our website at http://www.edcpub.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2022, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries. None of our executive officers or members of our Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 3, 2022, the number of shares of our common stock held by any persons known to our management to be beneficial owners of more than 5% of our outstanding common stock, and the number of shares of our common stock beneficially owned by each of our directors, each of the executive officers named in the Summary Compensation Table, and by all directors and nominees and executive officers as a group.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage (1)
Columbia Management Investment Advisors, LLC (2)	632,988	7.3%
John A. Clerico	53,000	*
Joshua J. Peters (3)	46,992	*
Dr. Kara Gae Neal	2,492	*
Randall W. White	1,380,918	15.9%
Craig M. White (4)	600,812	6.9%
Heather Cobb (4)	157,456	1.8%
Dan O'Keefe (4)	165,433	1.9%
All directors and executive officers as a group (7 persons)	2,407,103	27.7%

(1)

The number of shares of Common Stock outstanding on June 3, 2022, with respect to a person or group includes (a) 8,700,018 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within sixty (60) days of June 3, 2022, by the person or group in question.

(2)

Publicly reported as of March 31, 2022 by Columbia Management Investment Advisors, LLC and Ameriprise Financial, Inc. (parent holding company). The business address of Columbia Management Investment Advisers, LLC is 290 Congress Street, Boston, MA 02110.

(3)	Includes 23,101 shares owned directly as well as 23,891 owned indirectly through power of attorney-voting rights or performance based fees for advisory services associated with these indirect shares.
(4)	Includes indirect ownership of 129,439 shares held in the Company’s 2019 LTI Plan Account. These shares have been issued but the service requirement has not been met.
*	Less than 1%

SECTION 16 (A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and any persons holding more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and we are required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2022. To our knowledge, based solely on review of the copies of such reports furnished to us, during and with respect to fiscal year 2022, all Section 16(a) filing requirements were satisfied.

EXECUTIVE OFFICERS OF THE REGISTRANT

The name, age, period of service and title of each of our Executive Officers as of June 3, 2022, are listed below:

Randall W. White Age: 80 (1)

Executive Chairman of the Board

Executive Chairman of the Board of EDC since 2021. President, Chief Executive Officer and Chairman of the Board from 1986 to 2021 and Treasurer since February 1984. From 1980 until joining EDC in 1983, Mr. White was the Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

Craig M. White Age: 53 (1)

Chief Executive Officer (“CEO”)

President and Chief Executive Officer of EDC since 2021. Previously, Chief Operating Officer from 2018 to 2021 and Vice President – Information Technology from 1994 to 2018.

Dan O’Keefe Age: 53

Chief Financial Officer and Corporate Secretary (“CFO”)

Chief Financial Officer and Corporate Secretary of EDC since 2017. Prior to joining EDC, Mr. O’Keefe was the Vice President - Finance from 2015 through 2016 of Tulsa Inspection Resources, LLC, an oilfield services company. Mr. O’Keefe held the positions of Chief Financial Officer and Corporate Secretary of Tulsa Inspection Resources, LLC from 2010 to 2015.

Heather Cobb Age: 46

Chief Sales and Marketing Officer (“CSMO”)

Chief Sales & Marketing Officer of EDC since 2018. Previously, Vice President – UBAM from 2014 through 2018 and National Sales Manager - UBAM from 2011 through 2014. Prior to joining EDC, Ms. Cobb worked in the non-profit sector, both in health and the arts.

(1)	Randall W. White and Craig M. White are father and son, respectively. There are no other family relationships among our executive officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus ($) (1)	Stock awards ($) (2)	Option awards ($)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation ($) (3) (4)	Total ($)
Randall W. White	2022	257,700	25,000	-	-	-	-	800	283,500
Executive Chairman	2021	270,000	220,000	-	-	-	-	-	490,000

Craig M. White	2022	243,100	110,000	-	-	-	-	14,600	367,700
CEO	2021	193,400	110,000	252,000	-	-	-	12,500	567,900

Dan O’Keefe	2022	226,200	75,000	-	-	-	-	12,400	313,600
CFO	2021	216,900	110,000	252,000	-	-	-	12,300	591,200

(1)

The amounts reported reflect the annual cash bonus payments earned under the Company’s Short-Term Incentive Plan for fiscal years 2021 and fiscal 2022. The fiscal 2022 compensation amounts are expected to be paid subsequent to year end and after the completion of the annual 10-K filing.

(2)

The amounts reported reflect the grant-date fair values of restricted share awards granted to each NEO, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our restricted share awards, see Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended February 28, 2022. As explained in Note 10, these awards are expensed on a straight-line basis over the five-year vesting period and “cliff vest” after five years of continued employment.

(3)

Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $25,000 or 10% of the annual salary and bonus in any of the fiscal years reported in the Summary Compensation Table.

(4)	The primary component in other compensation is the company match the employee received from participating in the Company’s 401(k) plan.

ANNUAL BONUSES AND EQUITY AWARDS

SHORT-TERM INCENTIVE PLAN

The Short-Term Incentive Plan (“STI Plan”) was initially approved by the Board of Directors by unanimous consent on January 9, 2018 and is updated and approved by the Compensation Committee each year. The current STI Plan has three measurement criteria for bonus accrual and payout based on factors that the Board deemed most important to the success of the Company:

●	60% is based on achieving target pre-tax profitability (Return on Sales)

●	25% is based on revenue growth during the year

●	15% is based on the individual participant’s performance

STI Plan awards begin to accrue when the Company exceeds the minimum threshold for each measurement criteria, and each measurement criteria has a maximum payment level. STI Plan awards are paid out after the completion of the annual audit and approval by the Compensation Committee.

2019-2021 and 2022-2023 LONG-TERM INCENTIVE STOCK PLANS

The 2019 Long-Term Incentive Plan (“2019 LTI Plan”) was approved by the Board of Directors by a unanimous consent on May 25, 2018, and later approved by the shareholders on July 24, 2018. The 2019 LTI Plan covers an aggregate of 600,000 shares of the Company's Common Stock. Awards of stock pursuant to the 2019 LTI Plan must be granted and issued on or before February 28, 2022.

The 2019 LTI Plan provided for the awards of restricted stock based on the Company achieving three escalating annual Net Revenues targets over a three-year period. The first award of 200,000 shares of restricted stock were to be made for exceeding the initial annual Net Revenues target of $100,000,000. The second award of an additional 200,000 shares of restricted stock were to be awarded for exceeding annual Net Revenues of $112,500,000 up to the full award of shares for reaching the second targeted annual Net Revenues of $130,000,000. The third award of 200,000 shares of restricted stock were to be awarded for exceeding annual Net Revenues of $146,250,000 up to the full award of shares for reaching the third targeted annual Net Revenues of $160,000,000. As the Company’s annual Net Revenues exceeded $160,000,000 in fiscal 2021, the 2019 LTI Plan resulted in the full award of the 600,000 shares of restricted stock which were issued. Net Revenues under the 2019 LTI Plan is defined as Gross Sales, less Discounts plus Transportation Revenue, similarly as presented on the Company’s Statement of Earnings.

The 2022 Long-Term Incentive Plan (“2022 LTI Plan”) was approved by the Board of Directors by a unanimous consent on May 11, 2021, and later approved by the shareholders on July 7, 2021. The 2022 LTI Plan covers an aggregate of 300,000 shares of the Company's Common Stock. Awards of stock pursuant to the 2022 LTI Plan must be granted and issued on or before February 28, 2024.

The 2022 LTI Plan provides for the awards of restricted stock based on the Company achieving four escalating annual Net Revenues targets over a two-year period. The first award of 75,000 shares of restricted stock will be made for exceeding the initial annual Net Revenues target of $225,000,000. The second award of an additional 75,000 shares of restricted stock will begin to be awarded for exceeding annual Net Revenues of $237,500,000 up to the full award of shares for reaching the second targeted annual Net Revenues of $250,000,000. The third award of 75,000 shares of restricted stock will begin to be awarded for exceeding annual Net Revenues of $262,500,000 up to the full award of shares for reaching the third targeted annual Net Revenues of $275,000,000. The fourth award of 75,000 shares of restricted stock will begin to be awarded for exceeding annual Net Revenues of $287,500,000 up to the full award of shares for reaching the fourth targeted annual Net Revenues of $300,000,000. Should the Company’s annual Net Revenues exceed $300,000,000 during the two years under the plan, the 2022 LTI Plan calls for the full award of the 300,000 shares of restricted stock to be issued. Awards of restricted stock will be made based on interpolation for years that Net Revenues exceed an established Net Revenues target but do not fully reach the next Net Revenues target. Net Revenues under the 2022 LTI Plan is defined as Gross Sales, less Discounts plus Transportation Revenue, similarly as presented on the Company’s Statement of Earnings.

The 2019 and 2022 LTI Plans (“LTI Plans”) are intended to allow selected employees and officers to acquire or increase equity ownership, thereby strengthening their commitment to our success and stimulating their efforts on our behalf, and to assist us in attracting new employees and officers and retaining existing employees and officers. The LTI Plans are also intended to provide annual incentive compensation opportunities to designated executives that are competitive with those of other major corporations, to optimize our profitability and growth through incentives that are consistent with our goals.

The restricted share awards granted under the LTI Plans contain both service and performance conditions. The Company recognizes share compensation expense only for the portion of the restricted share awards that are considered probable of vesting. Shares are considered granted, and the service inception date begins, when a mutual understanding of the key terms and conditions between the Company and the employee have been established. The fair value of these awards is determined based on the closing price of the shares on the grant date. The probability of restricted share awards granted with future performance conditions is evaluated at each reporting period and compensation expense is adjusted based on the probability assessment. Any restricted shares granted under the LTI Plans will “cliff vest” after five fiscal years, including the year the restricted shares were granted.

Restricted share awards granted under the LTI Plans will be issued to participants, or placed in an account with the Company’s transfer agent on the employee’s behalf, after the completion of the fiscal year and the completion of the annual audit. A participant receiving shares of restricted stock will have all of the rights of a shareholder, including the right to vote the shares and the right to receive any dividends on the shares. Any quarterly cash dividends declared after the restricted stock award is made but before the vesting period is completed, will be reinvested in Company shares through the purchase of treasury shares at the opening trading price on the dividend payment date. Shares purchased with quarterly cash dividends will also retain the same restrictions until the completion of the original vesting period associated with the awarded shares. Grantees may request removal of the restrictions on the stock certificates following the completion of five years of service from the start of the fiscal year in which the shares were granted. Any grantee failing to complete the required five years of service, subject to certain vesting exceptions, will forfeit their award.

During fiscal year 2019, the Company granted approximately 308,000 restricted shares under the 2019 LTI Plan with an average grant-date fair value of $9.94 per share. 5,000 restricted shares from fiscal year 2019 were forfeited. The remaining compensation expense for outstanding fiscal year 2019 awards, totaling approximately $653,500, will be recognized ratably over the remaining vesting period of approximately 12 months. No shares were granted during fiscal year 2020.

During fiscal year 2021, the Company granted 297,000 restricted shares under the 2019 LTI Plan, including the 5,000 aforementioned shares that were previously forfeited and held in Treasury, with an average grant-date fair value of $6.30 per share. The remaining compensation expense of these awards, totaling approximately $1,178,400, will be recognized ratably over the remaining vesting period of approximately 36 months. As of February 28, 2022, there were no restricted shares available for issuance as future awards under the 2019 LTI Plan. Mr. Randall White received no awards associated with the 2019 LTI Plan as he has elected not to participate in the 2019 LTI Plan.

No shares were granted during fiscal year 2022 under the 2022 LTI Plan.

OUTSTANDING EQUITY AWARDS AS OF FISCAL YEAR ENDED FEBRUARY 28, 2022

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards; number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards market or payout value of unearned shares, units or other rights that have not vested ($)
Randall W. White	-	-	-	$-	N/A	-	$-	-	$-
Craig M. White	-	-	-	$-	N/A	-	$-	127,872	$1,007,600
Dan O’Keefe	-	-	-	$-	N/A	-	$-	127,872	$1,007,600

COMPENSATION COMMITTEE REPORT

The fundamental philosophy of our compensation program is to offer competitive compensation opportunities for our executive officers, based primarily on the individual executive’s personal performance relative to his or her area of responsibility and the contribution to our short-term and long-term strategic objectives. This philosophy is further driven by the concept of rewarding the executive officers through a cash bonus program and an equity awards program when the Company meets certain performance requirements.

Each compensation package for the executive officers of the Company is reviewed annually by the Compensation Committee and submitted to the Board of Directors for their approval.

The foundation of our executive compensation program is based upon the promotion of our short-term and long-term business objectives, the creation of a performance-oriented environment and the enhancement of shareholder value through the greatest achievable profitability. The elements of our executive compensation program include: base salary compensation, Short-Term Incentive Plan (“STI Plan”), the Fiscal Year 2019 Long-Term Incentive Plan (“2019 LTI Plan”) and the Fiscal Year 2022 Long-Term Incentive Plan (“2022 LTI Plan”).

Base salary compensation is intended to compensate the executive officers at a level commensurate with their responsibilities and their contribution to the short-term and long-term objectives of the Company. The Compensation Committee further considers the local and general economic conditions, future business prospects, and length of employment with the Company. Both the STI Plan and the 2019 and 2022 LTI Plans are based upon the key metrics including pre-tax profitability of the Company, sales growth and individual performance metrics.

In its annual review of executive officer compensation for fiscal year 2022, the Compensation Committee considered the base salary and STI Plan bonus for the Company’s Chief Executive Officer, Craig M. White, Chief Financial Officer, Dan O’Keefe, and Executive Chairman, Randall W. White, in light of the Company’s overall performance for fiscal year 2022 and the performance of these executives relative to the long-term objectives of the Company. Based on that review, the STI Plan cash bonus was authorized. No awards were granted for fiscal year 2022 under the 2019 or 2022 LTI Plans.

John A. Clerico, Chairman

Dr. Kara Gae Neal

Joshua J. Peters

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the directors named below. Each member of the Audit Committee is an independent director as defined by NASDAQ rules. A written charter adopted by the Board of Directors governs the Audit Committee’s activities. The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

HoganTaylor LLP is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with HoganTaylor LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements. The Audit Committee has received the written disclosures and the letter from HoganTaylor LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with HoganTaylor LLP their independence from the Company. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and in our fiscal year 2022 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,

John A. Clerico, Chairman

Dr. Kara Gae Neal

Joshua J. Peters

OTHER INFORMATION

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended February 28, 2022 and 2021 by our independent registered public accountants HoganTaylor LLP. Certain reclassifications have been made to the fiscal year 2021 amounts disclosed in the table below to conform to the classifications used in fiscal year 2022. Furthermore, we have chosen to exclude fees associated with other accounting firms and third-party services previously identified in prior filings.

	Fiscal Year	Fiscal Year
	2022	2021
Audit fees (1)	$176,700	$204,500
Audit-related fees (2)	21,000	20,000
Tax fees (3)	10,000	10,000
All other fees (4)	-	-
Total	$207,700	$234,500

(1)

Audit fees consisted of audit work performed by the independent auditor associated with the annual audit, including the audit of internal control over financial reporting, the reviews of the Company’s quarterly reports on Form 10-Q and other work generally only the independent auditor can reasonably be expected to provide.

(2)	Audit-related fees primarily consisted of audit work performed by the independent auditor for the Company's 401(k) Plan and associated 11-K filing.
(3)	Tax fees consist of tax compliance, including the preparation, review and filing of tax returns, tax planning or tax advice.
(4)	All other fees principally include support and advisory services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Board of Directors, upon recommendation of the Audit Committee, has appointed HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2023. HoganTaylor LLP was our independent accountant for the year ended February 28, 2022 and has served as our auditor since 2005.

Although the selection and appointment of independent registered public accounting firm is not required to be submitted to a vote of shareholders, the Board of Directors has determined to ask our shareholders to approve this appointment.

PROPOSALS FOR ACTION AT THE ANNUAL MEETING

Proposal Two:

RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Approval of Proposal Two to ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2023, will be determined from “votes cast.” “Votes cast” means all shares that are voted “for,” “against,” “withhold,” or “abstain” with respect to the proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will be treated as not present and will not be considered in determining the “votes cast” either for or against Proposal Two.

Representatives from HoganTaylor LLP are expected to be present at the annual meeting of shareholders. These representatives will be given the opportunity to make a statement, if they so desire, and will be available to respond to any appropriate questions.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of our independent registered public accountants. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by our independent registered public accountants. On an ongoing basis, our management presents specific projects and categories of service, including services that will generate fees classified as “tax” and “all other fees,” to the Audit Committee for which advance approval is requested. The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of our independent registered public accountants for such services. On a periodic basis, our management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

Your Board of Directors recommends that you vote “FOR” the ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2023.

Proposal Three:

ADVISORY VOTE TO APPROVE THE COMPANY’S

EXECUTIVE COMPENSATION PROGRAM

Section 14A of the Exchange Act requires the Company to include in its proxy statement at least once every three years an advisory vote regarding Named Executive Officer (“NEO”) compensation. The Company asks that you indicate your approval of the compensation paid to its NEOs under its executive compensation program as described in this proxy statement in the “Executive Compensation” section above and the accompanying narrative.

The Board acknowledges the importance of considering shareholder concerns about executive compensation practices and policies of the Company, and welcomes the input of shareholders. The Board, through the efforts of its Compensation Committee, believes that our Executive Compensation Program provides a competitive total compensation program that enables us to attract, retain and motivate our executive officers and aligns the interests of our NEOs with the interests of our shareholders by focusing on both short-term and long-term performance goals, by promoting ownership of our Company and by rewarding Company performance.

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Your Board of Directors recommends that you vote “FOR” the approval of the advisory vote for the compensation of the Company’s Named Executive Officers.

Proposal Four:

ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPANY’S

EXECUTIVE COMPENSATION PROGRAM

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, shareholders have the opportunity to cast an advisory vote on how often the Company should include a say-on-pay proposal in its proxy materials for future annual shareholder meetings or any special shareholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting (a “say-on-pay frequency” proposal). Under this Proposal, shareholders may vote to have the say-on-pay vote every year, every two years, or every three years.

As an advisory vote, this proposal is not binding on the Company. However, the Compensation Committee values the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting a say-on-pay vote. The say-on-pay frequency proposal is required to be voted on at least once every six years, it is expected that the next vote on a say-on-pay frequency proposal will occur at the 2028 annual meeting of shareholders.

Shareholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 Year,” “2 Years,” or “3 Years,” or “Abstain.” The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be considered the frequency recommended by shareholders under the advisory vote on say-on-pay frequency.

Your Board of Directors recommends that you vote for “2 YEARS” as the frequency with which the advisory vote on the Executive Compensation Program should be held.

SHAREHOLDER PROPOSALS

The rules of the SEC govern when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under these rules, proposals that shareholders would like to submit for inclusion in our proxy statement for our 2023 annual meeting of shareholders should be received by our Corporate Secretary no later than March 8, 2023. Only those shareholder proposals eligible for inclusion under the rules of the SEC will be included in our proxy statement.

In addition, if a shareholder wishes to present a proposal at the 2023 annual meeting that will not be included in our proxy statement and the Company is not notified prior to March 8, 2023, then the proxies solicited by our management for the 2023 annual meeting will include discretionary authority to vote on the proposal in the event that it is properly brought before the meeting.

ANNUAL REPORT AND FORM 10-K

The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 2022. Shareholders are referred to such Annual Report for information about our business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

Copies of our Annual Report on Form 10-K filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares of our common stock entitled to vote at the meeting. Written requests for copies of said report should be directed to Craig M. White, President and Chief Executive Officer of the Company, at our corporate headquarters located at 5402 S 122nd E Ave, Tulsa, Oklahoma 74146.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 6, 2022:

• The proxy statement and annual report to shareholders are available at http://www.edcpub.com.

OTHER MATTERS

Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares of our common stock represented thereby in accordance with their best judgment and discretionary authority to do so.

By order of the Board of Directors

Craig M. White

President and Chief Executive Officer

Tulsa, Oklahoma

June 15, 2022

5402 S 122nd E Ave

Tulsa, OK 74146

www.edcpub.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com

EDUCATIONAL DEVELOPMENT CORPORATION
Annual Meeting of Shareholders
July 6, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Craig M. White and Dan O'Keefe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EDUCATIONAL DEVELOPMENT CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, CST on July 06, 2022, at the Educational Development Corporation, Corporate Office, Executive Conference Room, 5402 S. 122nd E. Ave, Tulsa, OK 74146, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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